SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)    July 23, 2003

ProLogis

(Exact Name of Registrant as Specified in Charter)

Maryland	1-12848	74-2604728
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

14100 East 35th Place, Englewood CO 80011

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code     (303) 375-9292

(Former Name or Former Address, if Changed Since Last Report)

ITEM 9: REGULATION FD DISCLOSURE (including Item 12 information)
SIGNATURES
EXHIBIT INDEX
EX-99.1 Press Release

ITEM 9: REGULATION FD DISCLOSURE (including Item 12 information)

     The following information, which is intended to be furnished under Item 12 “Results of Operations and Financial Condition,” is being furnished under this Item 9 in accordance with SEC Release No. 33-8216.

     On July 22, 2003, ProLogis issued a press release announcing second quarter 2003 financial results. A copy of the press release as well as supplemental information is furnished with this report as Exhibit 99.1, and is incorporated herein by reference.

     The information in this report is being furnished, not filed, for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and pursuant to Item 12 of Form 8-K will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PROLOGIS

By:	/s/ Walter C. Rakowich

Walter C. Rakowich
Managing Director and Chief
Financial Officer

July 23, 2003

EXHIBIT INDEX

No.	Description

99.1	Press Release